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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 29, 2004

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                     CHINA ENERGY SAVINGS TECHNOLOGY, INC.
               (Exact name of registrant as specified in Charter)


            NEVADA                     000-31047                 86-0995730
(State or other jurisdiction of   (Commission File No.)        (IRS Employee
 incorporation or organization)                              Identification No.)


                                  Central Plaza
                                 18 Harbour Road
                                   Suite 3203A
                                   32nd Floor
                                    Hong Kong
                                      China
                    (Address of Principal Executive Offices)


                                  852-2588-1228
                            (Issuer Telephone Number)

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

(A)  APPOINTMENT OF DIRECTORS

     Effective November 29, 2004, Mr. Yiu Chong Leung, Ms. Yan Hong Zhao and Ms. Wing Sze Yau were appointed independent Directors of the board of directors of the Registrant. These three directors will make up the Registrant's audit committee.

     YIU CHONG LEUNG. Age 35, is a full member of the Certified Public Accountants in Australia. He earned his bachelors degree of Commerce (Accounting) from LA Trobe University, Australia and a Postgraduate Diploma in Advanced Accounting. He has over ten years audit and commercial experience. He

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was an  accountant  with D.P. Lau & Co., an audit firm,  from 1995 through 2001.
From 2002 through February 2004, he worked as an accountant with J&M Services Limited in Australia.

     YAN HONG ZHAO. Age 43, is a Certified Public Account in China. She earned her bachelors degree from the Jinan University majoring in Accounting. She has over 20 years experience in financial management. For the past seven years she has been working with Hua Lin Securities Limited as its Chief Financial Officer.

     WING SZE  YAU.  Age 30,  earned  her  bachelors  degree  from  the  Lingnan
University majoring in Asia Pacific Studies of Social Science. She has been working as corporate secretary in various companies with over 7 years of experience in business administration. For the past five years she has worked with various Chinese non-profit educational organizations.

     No transactions occurred in the last two years to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.


ITEM 8.01  OTHER EVENTS

     On December 2, 2004, the Registrant submitted a listing application to have its common stock quoted on the NASDAQ National Market. The Registrant issued a press release regarding such submission. Such press release is attached as an exhibit hereto.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number      Description
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 99.1       Press Release


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 2, 2004             CHINA ENERGY SAVINGS TECHNOLOGY, INC.



                                    By: /s/ Sun Li
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                                        Sun Li
                                        Its: Chief Executive Officer



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